Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events	Subsequent events
On January 7, 2025, the Board approved a cash distribution of $0.005 per share for shareholders of record as of January 21, 2025. On February 11, 2025, the Board approved a cash distribution of $0.005 per share for shareholders of record as of February 21, 2025. On March 7, 2025, the Board approved a cash distribution of $0.005 per share for shareholders of record as of March 19, 2025.

In 2025, the Company drew down $6.0 million from the revolving credit facility with Drew.

In March 2025, the Company issued 2,650,000 common shares of par value $1.00 each in a private placement at a price of $5.73 per share. Gross proceeds amounted to approximately $15.0 million which will be used for general corporate purposes.